===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[_]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14s-11(c) or Rule 14a-12

                                  CMGI, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                                  CMGI, INC.
                             100 BRICKSTONE SQUARE
                         ANDOVER, MASSACHUSETTS 01810

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD FRIDAY, MAY 5, 2000

                               ----------------

To the Stockholders of CMGI, Inc.:

  NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of CMGI, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 100 Brickstone Square, Andover, Massachusetts 01810 on Friday, May 5, 2000, at 10:00 a.m. local time, for the following purposes:

  1. To approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of capital stock from 405,000,000 to 1,405,000,000 shares.

  2. To transact such other business, if any, as may properly come before the Meeting or any adjournments thereof.

  The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

  Only stockholders of record at the close of business on March 16, 2000 are entitled to notice of, and to vote at, the Meeting and any adjournments thereof. All stockholders are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors

                                          David S. Wetherell, Secretary
Andover, Massachusetts
March [   ], 2000

  Whether or not you expect to attend the Meeting, you are urged to sign, date and complete the enclosed proxy card and return it in the accompanying envelope. No postage is required if mailed in the United States. You may also vote over the Internet or by telephone using the instructions on the enclosed proxy card. Any stockholder attending the Meeting may vote in person even if that stockholder has returned a proxy.


 YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. ALTERNATIVELY, PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                                  CMGI, INC.
                             100 BRICKSTONE SQUARE
                         ANDOVER, MASSACHUSETTS 01810

                               ----------------

                                PROXY STATEMENT
                    For the Special Meeting of Stockholders
                            To Be Held May 5, 2000

                               ----------------

General

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CMGI, Inc., a Delaware corporation (the "Company"), for use at the Company's Special Meeting of Stockholders (the "Meeting") to be held at the offices of the Company, 100 Brickstone Square, Andover, Massachusetts 01810 on Friday, May 5, 2000, at 10:00 a.m. local time, and at any meeting following adjournment thereof. The Notice of Special Meeting, this Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about March [ ], 2000. The Company's principal executive offices are located at 100 Brickstone Square, Andover, Massachusetts 01810 and its telephone number is (978) 684-3600.

  All share numbers and share prices provided in this Proxy Statement have been adjusted to reflect all stock splits effected prior to the date hereof.

Solicitation

  The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners. In addition to original solicitation of proxies by mail, the Company's directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

Record Date, Voting Rights and Outstanding Shares

  The Board of Directors has fixed March 16, 2000 as the record date (the "Record Date") for determining holders of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), who are entitled to vote at the
Meeting. As of the Record Date, the Company had [           ] shares of Common
Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum at the Meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

  The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required to approve the amendment to the Company's Restated Certificate of Incorporation, as amended.

  Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes"), will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposed amendment to the Company's Restated Certificate of Incorporation, as amended, which requires the affirmative vote of a majority of the votes represented by the outstanding shares.

  Stockholders may vote by any one of the following means:

  . By mail;

  . By telephone (toll free);

  . Over the Internet; or

  . In person, at the Meeting.

  To vote by mail, sign, date and complete the enclosed proxy card and return it in the enclosed envelope. No postage is necessary if the proxy card is mailed in the United States. Instructions for voting by using a toll-free telephone number or over the Internet can be found on your proxy card. If you hold your shares through a bank, broker or other nominee, they will give you separate instructions for voting your shares.

Revocability of Proxy and Voting of Shares

  Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing with the Secretary of the Company, at the principal executive offices of the Company, 100 Brickstone Square, Andover, Massachusetts 01810, an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the Meeting and voting in person. If not revoked, the proxy will be voted at the Meeting in accordance with the stockholder's instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted FOR the approval of the amendment to the Company's Restated Certificate of Incorporation, as amended, and in accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the Meeting or any adjournments thereof.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth certain information, as of January 31, 2000, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) the directors of the Company, (iii) the Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers on July 31, 1999 (the "Named Executive Officers") and (iv) all executive officers and directors of the Company, as a group.

                                                    Amount and Nature of
                                                   Beneficial Ownership(1)
                                                   ---------------------------
                                                    Number of      Percent of
Name and Address of Beneficial Owner                 Shares         Class(2)
------------------------------------               -------------- ------------
5% Stockholders
Compaq Computer Corporation(3)....................     41,608,040        14.9%

Directors
David S. Wetherell(4).............................     35,553,656        12.6%
William H. Berkman(5).............................         37,599           *
Craig D. Goldman(6)...............................         37,599           *
Avram Miller(7)...................................         87,999           *
Robert J. Ranalli(8)..............................        108,399           *
William D. Strecker...............................              0           *

Other Named Executive Officers
Andrew J. Hajducky III(9).........................        304,595           *
Hans Hawrysz(10)..................................         56,167           *
Richard F. Torre(11)..............................        120,301           *
Paul L. Schaut(12)................................         12,251           *
All executive officers and directors, as a group
 (13 persons)(13).................................     36,762,130        13.0%

--------
*  Less than 1%
(1) The number of shares beneficially owned by each director, executive officer and stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after January 31, 2000 through the exercise of any stock option or other right ("Presently Exercisable Options"). The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.
(2) Number of shares deemed outstanding includes 279,933,518 shares of Common Stock as of January 31, 2000, plus any shares subject to Presently Exercisable Options held by the person in question.
(3) Based on the information provided in Amendment No. 2 to Schedule 13D filed by Compaq Computer Corporation ("Compaq") with the Securities and Exchange Commission on January 13, 2000. The address of Compaq is 20555 State Highway 249, Houston, TX 77070-2698.
(4) Includes (i) 2,691,776 shares which may be acquired by Mr. Wetherell pursuant to Presently Exercisable Options, (ii) 16,932,672 shares held by a limited liability company of which Mr. Wetherell owns a membership interest and which is managed by a limited liability company of which Mr. Wetherell is a manager, as to which Mr. Wetherell disclaims beneficial ownership, and (iii) 388,244 shares held by Mr. Wetherell and his wife as trustees for the David S. Wetherell Charitable Trust, as to which Mr. Wetherell disclaims beneficial ownership. Mr. Wetherell's address is c/o CMGI, Inc., 100 Brickstone Square, Andover, MA 01810.

(5) Consists of shares which may be acquired by Mr. Berkman pursuant to Presently Exercisable Options.
(6) Consists of shares which may be acquired by Mr. Goldman pursuant to Presently Exercisable Options. Mr. Goldman is also deemed the beneficial owner of (i) 15,104 shares of the common stock, $0.01 par value per share, of SalesLink Corporation ("SalesLink"), a subsidiary of the Company, (ii) 10,000 shares of the common stock, $0.01 par value per share, of NaviSite, Inc. ("NaviSite"), a subsidiary of the Company, and
     (iii) 49,999 shares of the common stock, $0.01 par value per share, of Engage Technologies, Inc. ("Engage"), a subsidiary of the Company, all of which shares may be acquired by Mr. Goldman pursuant to Presently Exercisable Options. These shares represent less than 1% of the voting power of the outstanding capital stock of SalesLink, NaviSite and Engage, respectively.
(7) Consists of shares which may be acquired by Mr. Miller pursuant to Presently Exercisable Options. Mr. Miller is deemed the beneficial owner of 15,625 shares of common stock, $0.01 par value per share, of AltaVista Company, a subsidiary of the Company, which shares may be acquired by Mr. Miller pursuant to Presently Exercisable Options. These shares represent less than 1% of the voting power of the outstanding capital stock of AltaVista Company.
(8) Includes 88,399 shares which may be acquired by Mr. Ranalli pursuant to Presently Exercisable Options. Mr. Ranalli is also deemed the beneficial owner of (i) 10,000 shares of the common stock, $0.01 par value per share, of MyWay.com ("MyWay.com"), a subsidiary of the Company, and (ii) 15,625 shares of common stock, $0.01 par value per share, of AltaVista Company, all of which shares may be acquired by Mr. Ranalli pursuant to Presently Exercisable Options. These shares represent less than 1% of the voting power of the outstanding capital stock of MyWay.com and AltaVista Company, respectively.
(9) Includes 262,997 shares which may be acquired by Mr. Hajducky pursuant to Presently Exercisable Options.
(10) Includes 24,167 shares which may be acquired by Mr. Hawrysz pursuant to Presently Exercisable Options. Mr. Hawrysz also owns 250,000 shares of the common stock, $0.01 par value per share, of MyWay.com. These shares represent approximately 3% of the voting power of the outstanding capital stock of MyWay.com.
(11) Includes 84,007 shares which may be acquired by Mr. Torre pursuant to Presently Exercisable Options and 500 shares held by Mr. Torre's minor children. Mr. Torre is also deemed the beneficial owner of 289,166 shares of the common stock, $0.01 par value per share, of SalesLink, which shares may be acquired by Mr. Torre pursuant to Presently Exercisable Options. These shares represent approximately 3% of the voting power of the outstanding capital stock of SalesLink.
(12) Consists of shares which may be acquired by Mr. Schaut pursuant to Presently Exercisable Options. Mr. Schaut is also deemed the beneficial owner of 353,136 shares of the common stock, $0.01 par value per share, of Engage, including 99,999 shares of common stock of Engage which may be acquired by Mr. Schaut pursuant to Presently Exercisable Options. These shares represent less than 1% of the voting power of the outstanding capital stock of Engage.
(13) Includes 3,769,292 shares which may be acquired pursuant to Presently Exercisable Options.

                                  PROPOSAL 1

      APPROVAL OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION,
                                  AS AMENDED

  The Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), currently authorizes the issuance of 400,000,000 shares of Common Stock. On March 8, 2000, the Board of Directors adopted resolutions, subject to stockholder approval, proposing that the Certificate of Incorporation be amended to increase the authorized number of shares of Common Stock to 1,400,000,000 shares. As of March 16, 2000, the
Company had approximately [          ] shares of Common Stock outstanding,
approximately [           ] shares of Common Stock reserved for future
issuance upon the conversion of outstanding shares of preferred stock and
other convertible securities, and approximately [           ] shares of Common
Stock reserved for future issuance under the Company's stock benefit plans. Based on the foregoing, as of March 16, 2000, the Company had approximately
[          ] shares of Common Stock authorized under the Certificate of
Incorporation remaining available for other purposes.

Proposed Amendment to Certificate of Incorporation

  The Board of Directors has adopted resolutions setting forth the proposed amendment to the first paragraph of Article Fourth of the Certificate of Incorporation (the "Amendment"), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company's stockholders at the Meeting. The following is the text of the first paragraph of Article Fourth of the Certificate of Incorporation, as proposed to be amended:

  FOURTH. The total number of shares of capital stock which the Corporation is authorized to issue is one billion four hundred five million
  (1,405,000,000) shares, of which one billion four hundred million (1,400,000,000) shares shall be common stock, par value $.01 per share ("Common Stock"), and five million (5,000,000) shares shall be preferred stock, par value $.01 per share ("Preferred Stock").

Purpose and Effect of the Proposed Amendment

  The Board of Directors believes that it is in the Company's best interest to increase the number of authorized shares of Common Stock in order to give the Company additional flexibility to maintain a reasonable stock price with future stock splits and stock dividends. Since the Company's initial public offering in 1994, the Company has completed one 3-for-2 split and five separate 2-for-1 splits of the Common Stock. The current number of authorized shares of Common Stock that are not outstanding or reserved for issuance is not sufficient to enable the Company to implement stock splits in the future. The Board believes that the increase in the number of authorized shares will provide the Company with the flexibility necessary to implement future stock splits without the expense of a special stockholder meeting or having to wait until the next annual meeting.

  The Company has acquired a number of companies as part of implementing its business strategy. The Company has stated that, as part of its business strategy, it intends to continue to acquire additional companies. The Company typically uses shares of Common Stock to pay for acquisitions. The Board believes that the proposed increase in the number of authorized shares of Common Stock is desirable to maintain the Company's flexibility in choosing how to pay for acquisitions.

  The Board also believes that the availability of additional shares of Common Stock will provide the Company with the flexibility to issue shares for a variety of other purposes that the Board of Directors may deem advisable without further action by the Company's stockholders, unless required by law, regulation or stock market rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the purchase of property, the use of additional shares for various equity compensation and other employee benefit plans, and other bona fide corporate purposes. In some situations, the issuance of additional shares of Common Stock could have a dilutive effect on earnings per share, and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder's percentage voting power in the

Company. In addition, depending upon the nature and terms thereof, such issuances could enable the Board to render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent Board and may discourage unsolicited takeover attempts which might be desirable to stockholders. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company. Furthermore, many companies have issued warrants or other rights to acquire additional shares to the holders of Common Stock to discourage or defeat unsolicited stock accumulation programs and acquisition proposals. If this amendment is adopted, more Common Stock of the Company would be available for such purposes than is currently available.

  The Board of Directors is not proposing the Amendment in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the Amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation which could be construed to affect the ability of third parties to take over or change control of the Company. Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. This means that current stockholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their proportionate ownership interest.

  The Board of Directors believes that the approval of the Amendment is in the best interests of the Company and its stockholders and recommends a vote FOR the approval of the Amendment.

Other Matters

  The Board does not know of any other matter which may come before the Meeting. If any other matters are properly presented to the Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote, or otherwise to act, in accordance with their best judgment on such matters.

  The Board hopes that stockholders will attend the Meeting. Whether or not you plan to attend, you are urged to sign, date and complete the enclosed proxy card and return it in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated. Stockholders who attend the Meeting may vote their shares even though they have sent in their proxies.

Proposals of Stockholders for 2000 Annual Meeting

  Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company's proxy statement and proxy card for the Company's 2000 Annual Meeting of Stockholders (the "2000 Annual Meeting") must be submitted to the Secretary of the Company at its offices, 100 Brickstone Square, Andover, Massachusetts 01810, no later than July 22, 2000. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

  If a stockholder of the Company wishes to present a proposal before the 2000 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no later than July 22, 2000. If a stockholder fails to provide timely notice of a proposal to be presented at the 2000 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

                                          By Order of the Board of Directors

                                          David S. Wetherell, Secretary
Andover, Massachusetts
March [  ], 2000

                                                                      APPENDIX 1


                                  CMGI, INC.

                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 5, 2000

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

     The undersigned, having received notice of the Special Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) David S. Wetherell, Andrew J. Hajducky III and William Williams II, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Special Meeting of Stockholders of CMGI, INC. (the "Company") to be held on Friday, May 5, 2000 at 10:00 a.m. at the offices of the Company, 100 Brickstone Square, Andover, Massachusetts, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

     In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" PROPOSAL NO. 1 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

-------------------------                    -----------------------------------

-------------------------                    -----------------------------------

-------------------------                    -----------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

-----------------------------------------

                CMGI, INC.

-----------------------------------------

Mark box at right if address change or comment has

been noted on the reverse side of this card.       [ ]


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" PROPOSAL NO. 1.

CONTROL NUMBER:

RECORD DATE SHARES:

Please be sure to sign and date this Proxy     Date___________________________


-------------------------------                -------------------------------
Stockholder sign here                          Co-owner sign here

DETACH CARD                                    DETACH CARD

-----------------------------------------

           VOTE BY TELEPHONE

-----------------------------------------

It's fast, convenient and immediate!

Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:

1. Read the accompanying Proxy Statement and this Proxy Card.

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).
   There is NO CHARGE for this call.

3. Enter your Control Number located on your Proxy Card.

4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!

Call 1-877-PRX-VOTE anytime!

----------------------------------------

            VOTE BY INTERNET

----------------------------------------

It's fast, convenient and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.  Read the accompanying Proxy Statement and this Proxy Card.

2.  Go to the Website http://www.eproxyvote.com/cmgi.

3.  Enter your Control Number located on your Proxy Card.

4.  Follow the instructions provided.

YOUR VOTE IS IMPORTANT!

Go to http://www.eproxyvote.com/cmgi anytime!

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

        1. To approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of capital stock from 405,000,000 to 1,405,000,000 shares.

              For [_]             Against [_]         Abstain [_]


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS
 AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT THEREOF.